UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2011

TECH/OPS SEVCON, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-9789	04-2985631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 NorthboroRoad
Southborough, MA 01772
(Address of principal executive offices and zip code)

(508) 281-5510
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Conditions

On January 26, 2011, the Registrant issued a press release announcing its financial results for the fiscal quarter ended January 1, 2011.  A copy of the press release is hereby furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 25, 2011, following the annual meeting of stockholders, the Board of Directors of the Registrant, upon the recommendation of the Board’s Nominating and Corporate Governance Committee, increased the size of the Board to nine and elected William J. Ketelhut to the Board, effective immediately. Mr. Ketelhut was also named to the Board’s Audit Committee. The Board has determined that Mr. Ketelhut meets the standards of independence for directors set forth in the listing standards of the NASDAQ Capital Market.

Mr. Ketelhut will receive the same compensation for his service on the Board as the Registrant’s other non-employee directors, including an annual cash retainer and restricted stock grant, as more fully described in the Registrant’s definitive proxy statement filed with the Securities and Exchange Commission on December 23, 2010.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On January 25, 2011, the Registrant held its annual meeting of stockholders.  Four proposals were before the meeting: (1) the election of Matthew Boyle and Paul O. Stump as directors of the Registrant to serve until the 2014 annual meeting; (2) the ratification of the appointment of McGladrey & Pullen, LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending September 30, 2011 (fiscal 2011); (3) the approval of the compensation of the Registrant’s executive officers; and (4) indication of the frequency with which the stockholders should vote to approve the compensation of the Registrant’s named executive officers.

The votes with respect to the proposals are set forth below.
(1) Election of Directors of the Registrant to serve until the 2014 annual meeting:

Name of Director Nominee	For	Withheld	Broker Non-Votes
1) Matthew Boyle	2,513,666	7,257	497,085
2) Paul O. Stump	2,513,866	6,057	497,085

(2) Ratification of the appointment of McGladrey & Pullen, LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending September 30, 2011 (fiscal 2011):

For	Against	Abstain
3,005,318	11,091	599

(3) Approval of the compensation of the Registrant’s named executive officers:

For	Against	Abstain	Broker Non-Votes
1,744,561	9,773	765,589	497,085

(4) Indication of the frequency with which the stockholders should vote to approve the compensation of the Registrant’s executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,700,779	8,800	44,015	766,329	--

Following the annual meeting of stockholders, the Board of Directors determined that the Registrant will (subject to the transition period permitted to smaller reporting companies by the Securities and Exchange Commission) include a stockholder vote on the compensation of its named executive officers in its proxy statement each year until the next required vote on the frequency of such votes.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release issued by the Registrant on January 26, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECH/OPS SEVCON, INC.

Dated: January 26, 2011	By:	/S/ Paul N. Farquhar
Paul N. Farquhar
Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release issued by the Registrant on January 26, 2011.